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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                April 25, 2000
                                Date of Report
                       (Date of earliest event reported)

                                INFOSPACE, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)


           0-25131                                91-1718107
     (Commission File No.)           (IRS Employer Identification Number)


                            15375 N.E. 90th Street
                           Redmond, Washington 98052
                   (Address of Principal Executive Offices)

                                 425-602-0600
             (Registrant's Telephone Number, Including Area Code)
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Item 5.   Other Events

     On April 25, 2000, InfoSpace, Inc. ("InfoSpace") announced that it reached a definitive agreement to acquire IQorder.com, Inc., an Arizona corporation ("IQorder").

     A copy of the press release issued by InfoSpace in connection with the agreement to acquire IQorder is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.   Exhibits

     (c)  Exhibits

          99.1 Press Release dated April 25, 2000, regarding InfoSpace, Inc.'s announcement of the agreement to acquire IQorder.com, Inc.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 10, 2000                         InfoSpace, Inc.

                                            By: /s/ Ellen B. Alben
                                                --------------------------------
                                                Ellen B. Alben
                                                Senior Vice President, Legal and
                                                Business Affairs

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